Exhibit 10.11

LA QUINTA HOLDINGS INC.

SHARE DISTRIBUTION ACKNOWLEDGEMENT

In connection with the initial public offering of La Quinta Holdings Inc. (the “Company”), LQ Services L.L.C. (“LQ Services”) has agreed to distribute (the “Distribution”) to its membership interest holders, shares of common stock of the Company, par value $0.01 per share (the “Common Stock”) received by LQ Services from the Company in connection with the contribution to the Company of certain assets. The purpose of this Share Distribution Acknowledgement is to confirm that as a result of the Distribution, LQ Services has transferred to the Holder set forth below the number of shares of Common Stock set forth below (the “Distributed Shares”) on the date set forth below:

Date of Distribution:

Holder:

Number of Distributed Shares:

As a condition of the Distribution, the Distributed Shares shall remain subject to the same transfer, vesting, forfeiture and other restrictions and conditions applicable to such shares of Common Stock prior to the Distribution. Specifically, the following restrictions and conditions on the Distributed Shares shall apply:

Vesting and Forfeiture: The Distributed Shares shall be subject to the following vesting and forfeiture conditions:

•	40% of the Distributed Shares are fully vested and not subject to any additional vesting requirements.

•	Subject to the Holder’s continued employment with the Company or its subsidiaries, as applicable (the “Employer”):

•	40% of the Distributed Shares will vest on [insert date that is the first anniversary of the IPO]; and

•	20% of the Distributed Shares will vest upon the earlier of (1) the date that Blackstone L.P. and its affiliates reduce its ownership to less than 50% of the outstanding shares of Common Stock of the Company, and (2) the [insert date that is the seventh anniversary of the IPO].

To the extent that the Holder’s employment with the Employer terminates prior to an applicable vesting date, any then-unvested Distributed Shares will be forfeited, and the Holder will have no further rights with respect to such forfeited Shares. Notwithstanding the foregoing, in the event that (i) the Holder’s employment with the Employer is terminated by the Employer without Cause (as defined in the Amended and Restated Limited Liability Company Agreement of LQ Services, dated as of January 26, 2006, as amended (the “LQ LLC Agreement”)), or as a result of the Holder’s death or Disability (as defined in the LQ LLC Agreement), or (ii) a Change in Control (as defined in the Company’s 2014 Omnibus Incentive Plan) occurs, the Holder will fully vest in the Distributed Shares, and no forfeiture will occur.

Dividends: If, at any time prior to the vesting of the Distributed Shares, the Issuer declares a dividend on the Common Stock, any dividend attributable to such unvested Distributed Shares will be retained by the Issuer, and distributed (without interest) as and if the applicable shares vest.

Transfer and Assignment: The Distributed Shares shall be subject to the following restrictions on transfer and Assignment:

•	The Distributed Shares may not, at any time prior to vesting in accordance with the terms herein, be Assigned and any such purported Assignment shall be void and unenforceable against the Company or any affiliate. Further, in accordance with the lock-up agreement executed with the underwriters of the IPO, during the period from the date of the final prospectus relating to the IPO and continuing through the date 180 days after the closing date of the IPO, the Distributed Shares may not be sold or transferred except with the prior written consent of the representatives of the underwriters. For purposes hereof, “Assign” or “Assignment” shall mean (in either the noun or the verb form, including with respect to the verb form, all conjugations thereof within their correlative meanings) with respect to any security, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration, whether directly or indirectly, and whether voluntary, involuntary or by operation of law) of such security or any interest therein.

•	The Distributed Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly, may not be sold or transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom. To the extent applicable, all book entries (or certificates, if any) representing the Distributed Shares shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of the vesting, forfeiture and transfer restrictions set forth herein.

Restrictive Covenants: The Holder’s obligations under the restrictive covenants with LQ Services, including applicable prohibitions against competing, will continue to apply following the Distribution, and may be enforced by LQ Services or the Company.

Tax Withholding: The Holder may be required to pay to the Company or any affiliate and the Company has the right and has been authorized to withhold, any applicable withholding taxes in respect of the Distributed Shares at the minimum applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes.

Book Entry/Certification: The Company shall recognize the Holder’s ownership of Distributed Shares through uncertificated book entry. If elected by the Company, certificates evidencing the Distributed Shares may be issued by the Company and any such certificates shall be registered in the Holder’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the later of (x) the vesting of the Distributed Shares as provided herein and (y) the expiration of any transfer restrictions applicable to the Distributed Shares. As soon as practicable following such time, any certificates for the Distributed Shares shall be delivered to the Holder or to the Holder’s legal guardian or representative) along with the stock powers relating thereto. No certificates shall be issued for fractional shares of Common Stock. To the extent required by the Company, the Holder shall deliver to the Company a stock power, duly endorsed in blank, relating to the Distributed Shares that have not previously vested. However, the Company shall not be liable to the Holder for damages relating to any delays in issuing the certificates (if any) to the Holder, any loss by the Holder of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

While the Company cannot require the Holder to do so, the Company expects that the Holder will timely file a completed election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), within thirty (30) days following the date of the transfer. The Holder should consult his or her tax advisor regarding the consequences of making or failing to make such election, as well as the receipt, vesting, holding and subsequent sale of the Distributed Shares. A form of Section 83(b) election is attached as Exhibit A. For purposes of determining the value of the Distributed Shares as of the Date of Distribution, the value of each share of Common Stock was $[—].1 A copy of any Section 83(b) election timely filed should be provided to the Company.

*            *             *

LA QUINTA HOLDINGS INC.

By:
Title:

The Holder hereby acknowledges the receipt of the Distributed Shares and that the Holder has read and understands the provisions of this Share Distribution Acknowledgement as it applies to the Distributed Shares.

Signature:

Name:

Date:

[1]	Insert IPO Price

Exhibit A

ELECTION TO INCLUDE SHARES IN GROSS

INCOME PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned acquired shares of Common Stock (the “Common Stock”) of La Quinta Holdings Inc. (the “Company”) on [Insert the Date of Distribution].

The undersigned desires to make an election to have the Shares taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended (“Code §83(b)”), at the time the undersigned acquired the Common Stock.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Common Stock, to report as taxable income for calendar year 2014 the excess, if any, of the Shares’ fair market value on the Transfer Date over the acquisition price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

The name, address and social security number of the undersigned:

Name:

Address:

SSN:	- -

A description of the property with respect to which the election is being made: [Insert the Number of Distributed Shares] shares of Common Stock of La Quinta Holdings Inc.

The date on which the property was transferred: [Insert Date of Distribution].

The taxable year for which such election is made: calendar year 2014.

The restrictions to which the property is subject: The Shares are subject to time based and/or performance based vesting conditions. If the undersigned ceases to be employed by any of the Company under certain circumstances, all or a portion of the Shares may be subject to forfeiture. The Shares are also subject to transfer restrictions.

The aggregate fair market value on the Transfer Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $[Insert the Product of the Number of Distributed Shares and the Per Share Value (as provided in the Acknowledgement)]

The aggregate amount paid for such property: $[Insert the Product of the Number of Distributed Shares and the Per Share Value (as provided in the Acknowledgement)]

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(e)(7).

Dated: , 2014

Name: